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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) June 16, 1998

                        Home Equity Securitization Corp.
             (Exact name of registrant as specified in its charter)


          North Carolina               333-44409                56-2064715
(State of Other Jurisdiction of     (Commission File        (I.R.S. Employer
          Incorporation)                 Number)          (Identification No.)

          301 South Charlotte Street                       28202
          Charlotte, North Carolina                     (Zip Code)
       (Address of Principal Executive
                   Offices)

       Registrant's telephone number, including area code (704) 374-4868

                                   No Change
         (Former name or former address, if changed since last report)

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     Item 5.   Other Events

          In connection with the offering of First Greensboro Home Equity Loan Trust 1998-1, Asset Backed Notes, Series 1998-1, described in the related Prospectus Supplement, certain "Computational Materials" within the meanings of the May 20, 1994 Kidder, Peabody No-Action Letter and the February 17, 1995 Public Securities Association No-Action Letter were furnished to certain prospective investors (the "Related Computational Materials").

     Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (a)  Not applicable

     (b)  Not applicable

     (c) Exhibit 99.1 Related Computational Materials (as defined in Item 5 above).

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                                   SIGNATURES

          Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                            HOME EQUITY SECURITIZATION CORP.
                                 as Depositor and on behalf of First Greensboro Home Equity Loan Trust 1998-1
                            Registrant

                                 By: /s/ Wallace Saunders
                                     ------------------------------
                                     Name: Wallace Saunders
                                     Title: Assistant Vice President

Dated: June 18, 1998

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                                 EXHIBIT INDEX

EXHIBIT NO.         DESCRIPTION
-----------         -----------
99.1                Related Computational Materials (as defined in Item 5
                    above).